Form 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 10, 1997
                                                (February 14, 1997)

                          PERMIAN BASIN ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Texas                         1-8033                75-6280532
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                   Identification No.)



NationsBank of Texas, N.A.
Trust Department
P.O. Box 1317, Fort Worth, Texas                            76101
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (817) 390-6905
                                                    ----------------

                             Not applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)


Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5.     Other Events.

         On October 23, 1980, the stockholders of Southland Royalty Company ("Southland Royalty") approved and authorized that company's conveyance of net overriding royalty interest (equivalent to net profits interests) to the Permian Basin Royalty Trust (the "Trust") for the benefit of the stockholders of Southland Royalty of record at the close of business on the date of the conveyance consisting of a seventy-five percent (75%) net overriding royalty interest carved out of that company's fee mineral interests in the Waddell Ranch properties in Crane County, Texas
("Waddell Ranch Properties") and a ninety-five percent (95%) net overriding royalty interest carved out of that company's major producing royalty properties in Texas ("Texas Royalty Properties"). Burlington Resources Oil & Gas Company ("BROG") is the successor in interest to Southland Royalty's interests in the Texas Royalty Properties. BROG does not operate the Texas Royalty Properties.

         In accordance with the terms and provisions of the net overriding royalty conveyance that conveyed the net overriding royalty interest in the Texas Royalty Properties to the Trust ("Conveyance"), BROG has certain requirements and responsibilities to the Trust.

         NationsBank of Texas, N.A. ("Trustee") has been advised by BROG that, pursuant to an ongoing divestiture program, BROG has sold its interests in the Texas Royalty Properties to Riverhill Energy Corporation ("Riverhill"), a wholly-owned subsidiary of Riverhill Capital Corporation and an affiliate of Coastal Management Corporation. Coastal Management Corporation currently conducts all field, technical and accounting operations on behalf of BROG with regard to the Waddell Ranch Properties. Riverhill Capital Corporation is a privately-owned Texas corporation with offices in Bryan and Midland, Texas. The Trustee has been further informed by BROG that, as required by the conveyance, Riverhill has agreed to assume and perform all of the requirements upon, and the responsibilities of, BROG under the Conveyance with regard to the Texas Royalty Properties. BROG and Riverhill have further advised the Trustee that all field, technical and accounting operations with regard to the Texas Royalty Properties will be performed by Coastal under the direction of Riverhill. BROG has indicated to the Trustee that BROG will work together with Coastal and Riverhill in an effort to assure that various administrative functions and reporting requirements assumed by Riverhill are met.

Item 6.     Not Applicable.

Item 7.     Financial Statements and Exhibits.

            (a)     Not Applicable
            (b)     Not Applicable
            (c)     Not Applicable

Item 8.     Not Applicable.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NationsBank of Texas, N.A.
                               Trustee for the
                               Permian Basin Royalty Trust


                               By: /s/ Eric F. Hyden
                                   --------------------------------
                                   Eric F. Hyden
                                   Vice President

DATE:  March 10, 1997

                 (The Trust has no directors or executive officers.)